INVESTOR PRESENTATION

FOURTH QUARTER 2024


Capital City
Bank
Corporate Headquarters, Tallahassee, Fla.

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances; legislative or regulatory changes; adverse developments in the financial services industry generally; inflation, interest rate, market and monetary fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans; interest rate risk and price risk resulting from retaining mortgage servicing rights and the effects of higher interest rates on our loan origination volumes; changes in monetary and fiscal policies of the U.S. Government; the cost and effects of cybersecurity incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the effects of fraud related to debit card products; the accuracy of our financial statement estimates and assumptions; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio; the strength of the local economies in which we operate; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential mortgages; our ability to retain key personnel; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject; the impact of the restatement of our previously issued consolidated statements of cash flows and any deficiencies in the processes undertaken to effect such restatements; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal controls deemed ineffective; the willingness of clients to accept third-party products and services rather than our products and services; technological changes; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and our other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

Capital City Bank Group


Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

Deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

BY THE NUMBERS*

1895 | Year Bank Founded

$4.3 Billion | Total Assets

$2.7 Billion | Loans Held for Investment

$3.7 Billion | Total Deposits

89% in Florida, 8.3% market share
11% in Georgia, 5.2% market share
~50/50 consumer & commercial deposit mix

$3.0 Billion | Wealth Assets Under Management

$622 Million | Market Cap

53% Retail/47% Institutional (~19% Insider) | Ownership

63 Retail Offices | Located primarily in Florida and Georgia

27 | Residential Mortgage LPOs

104 | ATMs/ITMs

971 | Associates

*as of December 31, 2024

ABOUT US

More than 125 Years Operating as a Stable and Profitable Franchise.

- Headquartered in Tallahassee, Florida.
- 3rd largest publicly traded financial holding company headquartered in Florida.
- Seasoned leadership with experience in successfully navigating multiple business cycles and strong insider ownership.
- Deep roots in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Relationship banking model offering a full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services, including life insurance, risk management, and asset protection services.
- Continually seeking technology improvements to enhance client experience and to deepen client relationships, as well as to optimize delivery and operating efficiency.
- Culture built on integrity, trust, and exceptional client service.

Our more than 125 years of experience operating a profitable franchise demonstrates that we adapt to the ever-changing industry conditions and the evolving needs of our clients.

DELIVERING SHAREHOLDER VALUE

History of shareholder value growth.

HIGHLIGHTS

- TBV/Share Growth of 16% in 2024 - 5 Year Avg. Annual Growth of 11%
- Record Year Earnings in 2024 - 5 Year Avg. Annual Growth of ~ 13%
- Dividend/Share Growth of ~16% in 2024 - 5 Year Avg. Annual Growth of 13%

SHAREOWNER RETURN



TBV
DPS
25
20
15
10
5
0
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.32
0.48
0.57
0.62
0.66
0.76
0.88
12.96 14.37 13.76 17.12 17.27 20.45 23.65
2018 2019 2020 2021 2022 2023 2024
TBV per Share
Div per Share (DPS)

DILUTED EPS vs PTPCC/DILUTED SHARE



$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.97
$1.00
$1.10
$1.02
$1.01
$0.70
$0.74
$0.83
$0.77
$0.77
4Q23 1Q24 2Q24 3Q24 4Q24
PTPCC/Diluted Share
Diluted Net Income

RETURN ON AVERAGE ASSETS, EQUITY



16%
14%
12%
10%
8%
6%
4%
2%
0%
10.69%
11.07%
12.23%
10.87%
10.60%
1.12%
1.21%
1.33%
1.24%
1.22%
4Q23 1Q24 2Q24 3Q24 4Q24
Return on Average Assets
Return on Average Equity

WHY CAPITAL CITY BANK GROUP?

Well-positioned to continue strong performance.

DEPOSIT-DRIVEN CULTURE

- Granular and Tenured Client Base – Avg. Balance ~ $30K, Tenure ~ 13 Years
- Diversified Deposit Mix of 50/50 Consumer/Business – 37% Noninterest Bearing
- Wide Range of Consumer and Commercial Product Solutions
- Strong History of Growth - 5 Year Average Deposit CAGR of 8.23%
- Low-Cost Funding and Reduced Volatility – Cycle Total Deposit Beta of 12% (7th Lowest U.S. Banks)[1] – 29% Uninsured - Average Cost of Funds/FF of 15% (5 Years) and 17% (10 Years)
- Ranked #4 in Best Deposit Franchises among Large Community Banks in 2024 by S&P Global Market Intelligence[2]

POSITIONED FOR GROWTH

- Footholds in 2 of the Country's Fastest Growing States – Florida and Georgia
- Growth Opportunities in 2 Expanded Markets (Florida - Emerald Coast and Georgia - Northern Arc) with Strong Demographics and Population and Business Growth
- Scalable Platforms and Product Offerings

REVENUE DIVERSIFICATION

- Granular Loan Portfolio – Avg. Loan Size of $111K and $10MM In-house Lending Limit
- Multiple Fee Income Sources – Deposit, Wealth and Mortgage ~ 32% of Revenue

FORTRESS BALANCE SHEET[2]

- Core Deposit Funded – No Wholesale
- Balance Sheet Flexibility – Loan/Deposit Ratio of 72%
- Proven Credit Underwriting and Risk Management – 5 Year Avg. Annual Credit Losses of 13 BPS
- CRE Composition of 165% of Tier 1 Capital – Nominal Exposure to Office ~ $46MM (NOO) and $49MM (OO)
- Strong Capital - Tangible Capital Ratio of 9.55%
- Investment Portfolio market value of $973MM - 2.19 Year Duration - 79% Government

(1) S&P Global 4/1/24
(2) deposit rankings of institutions with $3 to 10 billion in assets. Rankings calculated based on eight metrics, with noninterest-bearing deposit concentration receiving the highest weighting.
As of 12/31/24

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- CAGR of ~8.23% Total Deposits ~8.31% MMA/SAV/NOW
- 37% Noninterest Bearing Balance[1]

DEPOSIT BETA HISTORY

Fed Funds (bps)	Rate Cycle	Int Bearing Deposits	Total Deposits
+425	4Q.2003 to 4Q.2006	42%	33%
+200	4Q.2015 to 4Q.2018	15%	9%
+525	1Q.2022 to 2Q.2024	21%	12%
-100	3Q.2024 to 4Q.2024	22%	13%

AVERAGE DEPOSIT PORTFOLIO COMPOSITION



Certificates of Deposit
5%
11%
Money Market Accounts
14%
Regular Savings Accounts
33%
NOW Accounts
37%
Noninterest Bearing Deposits

ANNUAL AVERAGE DEPOSIT TREND*



2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,407
102
278
537
965
1,525
3,763
95
283
628
1,065
1,691
3,670
97
300
592
1,173
1,508
3,597
157
400
519
1,184
1,337
2019
2020
2021
2022
2023
2024

	2019	2020	2021	2022	2023	2024
Total Cost of Deposits	0.27%	0.05%	0.02%	0.09%	0.48%	0.89%
Total Cost of Funds - CCBG	0.35%	0.16%	0.10%	0.17%	0.56%	0.92%
Total Cost of Funds - Peer[2]	0.89%	0.69%	0.30%	0.46%	1.90%	2.47%

Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Certificates of Deposit
Money Market Accounts

AVERAGE DEPOSIT TREND

ACCOUNTS	DEC 2023 QTD Avg. Balance	MAR 2024 QTD Avg. Balance	JUN 2024 QTD Avg. Balance	SEP 2024 QTD Avg. Balance	DEC 2024 QTD Avg. Balance
Noninterest Bearing Deposits - $	1,416,825	1,344,188	1,346,546	1,332,305	1,323,556
NOW Accounts - $	1,138,461	1,201,032	1,207,643	1,145,544	1,182,073
Money Market Accounts - $	318,844	353,591	407,387	418,625	422,615
Regular Savings Accounts - $	557,579	539,374	519,374	512,098	504,859
Certificates of Deposits - $	116,797	138,328	160,078	163,462	167,321
Total Deposits - $	3,548,506	3,576,513	3,641,028	3,572,034	3,600,424
Total Cost of Deposits - %	0.66	0.85	0.95	0.92	0.86
Total Cost of Funds - %	0.73	0.88	0.97	0.93	0.88

*in $ millions
(1) YTD 12/31/24
(2) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S&P Market Intelligence)
(3) Average - 2020-2024

POSITIONED IN ATTRACTIVE MARKETS

Significant population, business and wealth migration continue to make Florida and Georgia attractive markets.

FLORIDA

National Ranking:

- #3 Population (23.1 million)[1]
    - 2nd highest net gain with 126,000 people[2]
- #1 Net Income Migration[3]
    - $36.1 Billion 2021-22
    - Over 3 times that of second-ranked state, Texas
- #4 Overall Business Tax Climate[4]
- #11 Corporate Tax[4]
- #1 GDP Growth Rate[5]
    - grew 9.3% in 2023, almost double New York's growth rate
    - Florida's GDP is expected to grow by 7% in 2024, higher than the national avg.
- #4 Largest State Economy[7]
- #15 Largest Economy in the World[5]
- One of only 5 states with no state income tax[4]
- Florida's FY25 State Budget: $116.5 Billion

GEORGIA

National Ranking:

- #8 Population (11.2 million)[1]
- #12 Income Migration
    - $1.3 Billion 2020-21[4]
- #1 for Business by Area Development magazine (10 years 2014-23)[8]
- #1 Workforce Development Program, Georgia Quick Start[8]
- #9 Corporate Tax[4]
- #1 Competitive Labor Market[8]
- 18 Fortune 500 Companies are Headquartered in Georgia[8]
- 440 Fortune 500 Companies have a presence in Georgia[8]
- Current-dollar GDP 4.7%*[7]
- #1 Atlanta named top 50 places to live in the U.S.[6]
- #8 Largest State Economy[7]
- Georgia FY25 State Budget: $36.1 Billion

HIGHLIGHTS

Favorable Trends

- Legacy Markets in Tallahassee, Gainesville, Suncoast and Macon are anchored by government, education, healthcare and small business.
- Expanded Markets in Emerald Coast and Northern Arc reflect strong population growth and attractive demographics.

Economic Drivers

- Georgia home to numerous corporate HQs, relocations and expansions.
- Baby Boomers' wealth transfer, Florida a desirable retirement location.
- Florida and Georgia boast healthy GDP and business climates.

(1) S&P Global, Claritas
(2) Florida Chamber of Commerce 2023 State-to-State Migration Flows, U.S. Census Bureau
(3) The amount of income that moved into the state minus the income that moved out, Florida Chamber of Commerce, 2020-21 IRS data
(4) Tax Foundation, (2020-21 IRS data), Note: A rank of 1 is best, 50 is worst. The report shows tax systems as of July 1, 2023 (beginning of FY 2024).
(5) Florida Chamber Foundation
(6) Money.com's top 50 places to live in the U.S. based on economic opportunities, quality of life, diversity and where the best futures lie. Atlanta topped list based on its booming jobs market and "eye on equality."Dec 13, 2023
*(7) U.S. Bureau of Economic Analysis *(Q3 2024 Preliminary)*
(8) Georgia Dept. of Economic Development

EXPANDED MARKET – EMERALD COAST


GEORGIA
ALABAMA
Panama City
FLORIDA

Strategically positioned in high-growth, favorable-demographic Northwest Florida markets.

INFLUENCERS

Significant Migration & Population Growth
- Climate appeal, moving from large, metro markets

Strong Single-Family Homebuilding Permits[1]
- Walton County: 2,794 | Bay County: 2,322

Rising Household Median Income (HHI)[2]
- Walton County ranks #12 of 67 counties
- Bay County ranks #26 of 67 counties

Low Unemployment
- Walton County: 3.3% | Bay County: 3.3%[2]

MARKET CHAMPIONS

- Northwest Florida-based real estate developer owns 169,000 acres in Walton, Bay and Gulf Counties
- Entitlements to develop over 170,000 residential units and over 20 million square feet of non-residential-use property
- First phase of 87-acre medical campus completed with numerous clinical practices.
- Healthcare, Higher Education, Manufacturing, Tourism, Hospitality, Military, Transportation/Logistics

	BAY COUNTY	WALTON COUNTY	FLORIDA
Market Total Deposits[2]	$7,012,197*	$2,533,065*	$935,666,778*
Population Growth Rate 2020-25[2]	11.95%	18.36%	7.71%
Projected Population Growth 2025-30[2]	7.55%	9.18%	5.97%
Median HHI 2024[2]	$71,137	$81,055	$72,722
Projected HHI Growth 2025-30[2]	9.74%	16.32%	10.68%

CAPITAL CITY BANK'S PRESENCE



Watersound Origins Office

Experienced and established team deeply rooted in the region, offering banking, mortgage and wealth services for individuals and businesses.

West Bay planned for Q1 2025
Fronts St. Joe's Latitude Margaritaville community, 3,500 homes planned for phase 1. 2,000 homes sold.

Watersound opened in 2023
Fronts St. Joe's Origins community, 1,100 homes planned.

Panama City Beach opened in 2020
Fronts St. Joe's Breakfast Point community, 1,198 homes planned.

Additional offices in region:
Lynn Haven - LPO/ITM
Dune Lakes - LPO/ITM
Port St. Joe - Full-service
Chipley - Full-service

(1) Florida Chamber of Commerce, The Florida Scorecard U.S. Census Bureau, 2023
(2) S&P Global (deposits June 2024, unemployment October 2024)
**(000s)*

EXPANDED MARKET – NORTHERN ARC


Atlanta
GEORGIA

Well-positioned to leverage favorable population and business growth.

INFLUENCERS

Significant Migration & Population Growth

- Atlanta is the 9th largest metro in the U.S.
- Gwinnett County population 995,170[1] | Ranks #2 largest in Georgia
- Cobb County population 781,902[1] | Ranks #3 largest in Georgia

Rising Household Median Income (HHI)

- Gwinnett County Ranks #17[1] of 159 counties
- Cobb County Ranks #6[1] of 159 counties

Low Unemployment

- Cobb County: 3.0% | Gwinnett County: 3.2[1]

Infrastructure Supports Continued Growth

- Direct access to U.S. and global markets through air, road, rail and sea.[3]

MARKET CHAMPIONS

- Gwinnett County boasts 26 company relocations and expansion in 2022[2]
- Talent runs deep, labor force of 5.3 million and top-ranked colleges, universities, and skilled-labor training [3]
- Key Industries: automotive technology, cybersecurity, supply chain logistics, food processing, data centers, and aerospace.
- HQs for major employers such as:

LOCKHEED MARTIN

THE HOME DEPOT

DELTA

CAPITAL CITY BANK'S PRESENCE


Capital City Bank

Duluth office

Local, experienced bankers offer the personal service of a community bank with sophisticated product packages of larger financial institutions.

Duluth office opened in 2023
(Gwinnett County)

Marietta office opened in 2022
(Cobb County)

	COBB COUNTY	GWINNETT COUNTY	GEORGIA
Market Total Deposits[1]	$30,702,403*	$29,385,654*	$372,214,560*
Population Growth 2020-25[1]	2.44%	4.24%	4.72%
Projected Population Growth 2025-2030[1]	2.57%	3.76%	4.07%
Median HHI 2025[1]	$99,601	$87,840	$75,118
Projected HHI Growth 2025-2030[1]	9.89%	8.32%	8.18%

(1) S&P Global (deposits June 2024, unemployment October 2024)
(2) Partnership Gwinnett 2022 Annual Report
(3) Georgia Dept. of Economic Development
** (000s)*

LEGACY MARKETS

CCBG's strong foothold in Legacy Markets in Florida and Georgia offers continued growth opportunities.

		TALLAHASSEE MSA	GAINESVILLE MSA	SUNCOAST MARKET[2]	FLORIDA RURAL COMBINED 12 Markets	MACON MSA	GEORGIA RURAL COMBINED 3 Markets
DEPOSIT MARKET-MSA	Total Deposits[1]	$1,608,492*	$531,954*	$289,388*	$961,489*	$126,644*	$239,120*
	Market Share[1]	13.8%	4.8%	5.2%		2.4%	
	Market Share Rank for Deposit[1]	#1	#8	#6	Top 3 Market Share in 7 of 12 Markets	#12	Top 3 Market Share in 1 of 3 Markets
LEGACY DEMOGRAPHICS	Projected Population Growth 2020-25[1]	4.48%	7.1%	10.8%[3]		2.1%	
	Projected HH Income Growth 2025-30[1]	5.43%	6.5%	8.7%[3]		1.0%	
	Market Champions	Government, Education, Professional	Education, Healthcare, Retail Distribution	Education, Healthcare, Government	Agriculture, Manufacturing, County Seat	Education, Healthcare, Defense	Agriculture, Manufacturing, County Seat

		CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
STATE/NATIONAL DEMOGRAPHICS	Total Deposits[1]	$406,818*	$372,214,560*	$3,238,912*	$935,666,778*	$20,423,850,752*
	Population Growth Rate 2020-25[1]	2.8%	4.7%	10.6%	7.7%	1.9%
	Projected Population Growth Rate[1]	2.72%	4.1%	6.9%	6.0%	2.40%
	Median HHI 2025[1]	$58,531	$75,118	$61,824	$72,722	$78,770
	Projected HHI Growth[1]	2.06%	8.2%	7.82%	10.7%	8.8%

(1) S&P Global (deposits June 2024)
(2) Suncoast Market includes Hernando and Citrus Counties
(3) only Hernando County projections
*(000s)

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service, propel growth and fortify bank security.

Create Exceptional Client and Associate Experiences

- Expand ITM locations
- Enhanced self-service tools for digital banking
- Implemented new intranet to improve associate productivity and connections
- Deployed new imaging platform with elevated transaction insight and fraud detection

Deepen Client Relationships

Data-driven Decision Making

- Use data analytics for cross-sell opportunities with existing clients
- Leverage business intelligence to identify and attract new clients

Simplify Workflows

- Automate indirect lending decisions
- Outsource core in-house platform to enhance flexibility, mitigate talent-management risk and improve business continuity
- Enhance small business loan application process

Improve Operational Efficiency through Channel Optimization

- Enhance IT and cybersecurity functions
- Implement collaboration tools
- Upgraded commercial deposit platform
- Implemented enterprise automation solution to electronically manage business processes resulting in increased efficiency, accuracy, and timeliness


Strategic Initiatives
Continuous System Upgrades
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses

LOAN DIVERSIFICATION

HIGHLIGHTS

- Top 25 loan relationships 6% of total loans
- Total loan portfolio avg. loan size $111K
- In-house lending limit of $10 million

LOAN PORTFOLIO[1]

$2,651,550



1% Direct Consumer
<1% Other Loans
7% Commercial Loans
7% Indirect Auto
8% Home Equity R/E
8% Construction R/E
29% Commercial R/E
39% Residential R/E

CRE COMPOSITION[1]

$674,464

165% of Tier 1 Capital



2% Land Development
14 % Vacant Land
31% Construction
53% Improved Property

IMPROVED PROPERTY COMPOSITION[1]

$356,584

87% of Tier 1 Capital



Gas Station/C-Store 1%
1% Commercial Condos
8% Other
9% Industrial/ Warehouse
14% Multi-Family
13% Office[2]
21% Hotel/Motel
33% Retail

CONSTRUCTION & LAND DEVELOPMENT[1]

$317,880

78% of Tier 1 Capital



4% Land Development
31% Vacant Land
65% Construction[3]

4Q2024-EOM

(1) $ in thousands

(2) Avg. Loan = $562,000

(3) Includes $90 million of owner occupied Residential Construction-Perm loans

GENERATE LOAN GROWTH

PERIOD END LOANS HFI

($ In Millions /% Growth)


$3,000
$2,500
$2,000
$1,500
$1,000
$500
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
(3.7%)(1)
$1,931
32.0%
$2,548
7.3%
$2,734
-3.0%
$2,652
2018
2019
2020
2021
2022
2023
2024

	2018	2019	2020	2021
Total SBA PPP (in millions)			178	0.2

(1) Includes SBA PPP Activity - Ex SBA PPP= 5.6% core growth

GROWTH BY SEGMENT

($ in Thousands/% of Total)


$2,733,918
$2,731,172
$2,690,223
$2,683,096
$2,651,550
$2,500
$2,000
$1,500
$1,000
$500
0
8.2%
7.2%
30.2%
36.6%
7.7%
9.1%
8.0%
7.4%
30.2%
37.1%
7.9%
8.5%
7.6%
7.5%
30.6%
37.6%
7.8%
7.8%
7.3%
8.2%
30.6%
38.1%
7.9%
7.0%
7.1%
8.3%
29.4%
38.8%
8.3%
6.6%

	4Q23	1Q24	2Q24	3Q24	4Q24
Commercial Loans	$225,190	$218,298	$204,990	$194,625	$189,208
Construction R/E	$196,091	$202,692	$200,754	$218,899	$219,994
Commercial R/E	$825,456	$823,690	$823,122	$819,955	$779,095
Residential R/E	$1,001,257	$1,012,791	$1,012,541	$1,023,485	$1,028,498
Home Equity R/E	$210,920	$214,617	$211,126	$210,988	$220,064
Direct Consumer	$23,019	$23,034	$24,558	$24,427	$24,333
Indirect Auto	$247,975	$231,134	$209,654	$188,878	$175,146
Other - LIP	$4,010	$4,916	$3,478	$1,839	$15,212
Total Loans HFI	2,733,918	2,731,172	2,690,223	2,683,096	2,651,550

DIVERSIFIED REVENUES

HIGHLIGHTS

- Diversified Loan Portfolio
- Wealth AUM of $3.0 Billion - 5-Year CAGR of ~11.44%
- Scalable Mortgage Banking Operation
- Strong Deposit-Related Fees

INTEREST INCOME(1)
$194.7 MILLION


1% Direct Consumer
Indirect Auto
6%
6% Funds Sold & Deposits
6% Commercial Loans
8% Construction R/E
9% Investment Securities
10% Home Equity R/E
25% Commercial R/E
29% Residential R/E

FEE INCOME(1)
$76.0 MILLION


9% Other
28% Deposit Fees
19% Bank Card Fees
32.3% of Operating Revenues
19% Mortgage Banking Revenues - CCHL (51% ownership)
25% Wealth Management Fees

(1) YTD - 12/31/24

CAPITAL

HIGHLIGHTS

- YoY[1] Growth of **15.66%** in TBV/Share and **15.70%** in TCE Ratio
- $218MM in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **9.17%** if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL

($ In Millions)



$500
$400
$300
$200
$100
0
4Q23
1Q24
2Q24
3Q24
4Q24

	4Q23	1Q24	2Q24	3Q24	4Q24
Tier 1 Capital Ratio	15.37	15.67	16.31	16.77	17.58
RBC Ratio	16.57	16.84	17.50	17.97	18.77
Common Equity Tier 1	13.52	13.82	14.44	14.88	15.64
Excess Regulatory Capital	$167,558	$174,861	$190,308	$201,450	$218,033

Tier 1 Capital · RBC · Common Equity Tier 1 Capial · Excess Regulatory Capital

TANGIBLE COMMON EQUITY

($ In Millions, except per share data)



$400
$350
$300
$250
$200
$150
$100
$50
0
$348
8.26%
$323
7.67%
$355
8.53%
$332
7.99%
$368
8.91%
$346
8.38%
$384
9.28%
$371
8.97%
$403
9.55%
$387
9.17%
4Q23
1Q24
2Q24
3Q24
4Q24

	4Q23	1Q24	2Q24	3Q24	4Q24
TBV/ Share	20.45	20.97	21.69	22.60	23.65
Adj. TBV/ Share	18.99	19.64	20.41	21.84	22.71

TCE · Adj. Tangible Capital

(1) 12/31/24 vs 12/31/23

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **13 basis points**
- ACL coverage **1.10% of loans**

NON-PERFORMING LOANS*
(% of Loans HFI)


$8
$4
$0
0.29%
$5.9
0.22%
$4.3
0.09%
$2.7
0.23%
$6.2
0.24%
$6.7
2020
2021
2022
2023
2024

CLASSIFIED LOANS*
(% of Total Loans HFI)


$24
$18
$12
$6
$0
0.88%
$18
0.93%
$18
0.76%
$19
0.81%
$22
0.75%
$20
2020
2021
2022
2023
2024

ACL ACTIVITY*(1)


$30
$25
$20
$15
$10
$5
$0
$23.8
$21.6
$25.1
$29.9
$29.3
1.30%
1.19%
0.12%
1.12%
1.11%
0.03%
0.98%
0.18%
1.10%
0.18%
1.10%
0.21%
2020
2021
2022
2023
2024

(000's)	2020	2021	2022	2023	2024
Provision for Credit Losses(2)	8,303	(1,553)	7,494	9,714	4,031
CECL Adoption	3,269	-	-	-	-
Net Charge-Offs(2)	2,393	(632)	3,935	4,722	5,665

Allowance for Credit Losses ("ACL") · ACL Coverage Ratio (Loans HFI less SBA PPP) · ACL Coverage Ratio (Loans HFI) · Net Charge Ratio

*in millions
(1) HFI loans only; does not include $2.2 million in allowance for unfunded loans at 12/31/24.
(2) YTD 12/31/24

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 75% of Loan Portfolio is Variable or Adjustable
- 44% of Loan Portfolio Reprices within One Year
- 100% of Investment Portfolio Reprices < 3 years (2.19 Duration)

LOAN REPRICING [1] - HFI LOANS


14%
>60 Months
18%
Overnight
27%
36 - 60 Months
26%
12 Months
15%
24 Months

LOAN RATE MIX


59% Adjustable
25% Fixed
16% Variable
$2,652
(in millions)

(1) Static Gap - Contractual Repricing

CULTURE & ACCOLADES

Our culture distinguishes us from our competitors and is the driving force behind our continued success. Leadership is committed to a culture that values people alongside results.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationship, trusted advice and exceptional experiences.

CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

ACCOLADES

Forbes

America's Best Banks 2024
Ranked #15

Forbes Financial All-Stars 2023

America's Best-in-State Banks 2024
Ranked #4 in Florida, Ranked #3 in Georgia

AMERICAN BANKER

Best Banks to Work For 2024
12 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2024
13 Consecutive Years

LPL Financial

Capital City Investments received LPL Chairman's Award 2023, 2022, 2021

Capital City Investments has consistently ranked in the top 30 for revenue among more than 1,100 financial institutions

Cobb Life Magazine's
Best Of Cobb
Capital City Bank 2024
Capital City Home Loans 2024

Emerald Coast Magazine
Best of the Emerald Coast 2024

Hernando Sun
Readers' Choice Award 2023

Levy Citizen
Best of the Financial Institution 2024

Levy Citizen
Best of the Investment Counselor:
Danny Etheridge,
Capital City Investments 2024

Tallahassee Magazine
Best of Tallahassee 2024

Tallahassee Democrat
Community's Choice Awards
Top Bank 2024

SUPPLEMENTAL INFORMATION

FOURTH QUARTER 2024

HIGHLIGHTS - 4Q24 VS 3Q24

Income Statement

- Tax-equivalent net interest income totaled $41.2 million compared to $40.3 million for the prior quarter
  - Net interest margin increased 5 basis points to 4.17% (total deposit costs down 6 basis points partially offset by a 1 basis point decrease in earning asset yield).
- Stable credit quality metrics and credit loss provision – net loan charge-offs were 25 basis points (annualized) of average loans – allowance coverage ratio was 1.10% at December 31, 2024
- Noninterest income decreased $0.8 million, or 3.9%, driven by lower mortgage banking revenues
- Noninterest expense decreased $1.1 million, or 2.7%, primarily due to lower other expense which included a gain from the sale of a banking office

Balance Sheet

- Loan balances decreased $16.1 million, or 0.6% (average), and $31.5 million, or 1.2% (end of period)
- Deposit balances increased $28.4 million, or 0.8% (average), and increased $92.9 million, or 2.6% (end of period), reflective of the seasonal increase in public fund balances
- Tangible book value per share increased $1.05, or 4.6%, due in part to a favorable year-end re-measurement adjustment for the pension plan ($0.60 per diluted share)

PERFORMANCE HIGHLIGHTS - ($ in thousands, except per share data)

INCOME STATEMENT	4Q24	3Q24	4Q23
Interest Income	49,743	49,328	46,184
Interest Expense	8,640	9,117	7,013
Net Interest Income	41,103	40,211	39,171
Provision for Credit Losses	701	1,206	2,025
Noninterest Income	18,760	19,513	17,157
Noninterest Expense	41,782	42,921	39,958
Income Taxes	4,219	2,980	2,909
Noncontrolling Interest	(71)	501	284
Diluted Earnings Per Share	0.77	0.77	0.70
RATIOS - %			
Return on Average Assets	1.22	1.24	1.12
Return on Average Equity	10.60	10.87	10.69
Net Interest Margin	4.17	4.12	4.07
Net Charge-offs to Average Loans	0.25	0.19	0.23
Efficiency Ratio (FTE)	69.74	71.81	70.82
Dividend Payout Ratio	30.12	30.12	29.22
BALANCE SHEET - ($ in thousands)			
Investments	972,899	904,643	966,374
Loans Held for Investment	2,651,550	2,683,096	2,733,918
Total Assets	4,307,142	4,225,316	4,304,477
Noninterest Bearing Deposits	1,306,254	1,330,715	1,377,934
Interest Bearing Deposits	2,365,723	2,248,362	2,323,888
Total Deposits	3,671,977	3,579,077	3,701,822
Capital	495,317	476,499	440,625
RATIOS - %			
Diluted Tangible Book Value Per Share	$23.65	$22.60	$20.45
Tangible Common Equity	9.55	9.28	8.26
Nonperforming Loans to Loans HFI	0.24	0.25	0.23
Reserve to Loans	1.10	1.11	1.10
Reserve to Nonperforming Loans	464.14	452.64	479.70

NON-GAAP FINANCIAL MEASURES

NON-GAAP FINANCIAL MEASURES TOTALS[1] ($ in thousands)	2020	2021	2022	2023	2024
Shareowners' Equity (GAAP)	320,837	383,166	387,281	440,625	495,317
Less: Goodwill (GAAP)	89,095	93,253	93,093	92,933	92,773
Tangible Shareowners' Equity (non-GAAP)	231,742	289,913	294,188	347,692	402,544
Total Assets (GAAP)	3,798,071	4,263,849	4,519,223	4,304,477	4,307,142
Less: Goodwill (GAAP)	89,095	93,253	93,093	92,933	92,773
Tangible Assets (non-GAAP)	3,708,976	4,170,596	4,426,130	4,211,544	4,214,369
Tangible Common Equity Ratio	6.25%	6.95%	6.65%	8.26%	9.55%

	2022	2023	2024
Income Before Income Taxes (GAAP)	41,210	65,299	66,838
Plus: Provision for Loan Losses (GAAP)	7,494	9,714	4,031
Plus: Other Real Estate Owned Expense (GAAP)	(337)	(1,968)	(868)
YTD Pre Tax Pre Credit Costs	48,367	73,045	70,001
AVG Diluted Shares Outstanding	16,985	17,023	16,969
Pre-Tax Pre-Credit Costs per Diluted Share	2.84	4.29	4.13

(1) End of Period

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com